UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

                           February 1, 2005

           Date of Report (Date of earliest event reported)

                   Visual Bible International, Inc.

        (Exact Name of Registrant as Specified in its Charter)


Florida                000-26037              65-1030068

(State or Other        (Commission File       (IRS Employer
Jurisdiction of        Number)                Identification
Incorporation)                                Number)


1235 Bay Street, Suite 300, Toronto, Ontario Canada            M5R 3K4

(Address of Principal Executive Offices)                    (Zip Code)

                            (416) 921-9950

         (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions

( ) Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communication pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))
Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

Item 1.02.  Termination of a Material Definitive Agreement.

Item 1.03.  Bankruptcy or Receivership.

Section 2 - Financial Information

Item 2.01.  Completion of Acquisition or Disposition.

Item 2.02.  Results of Operations and Financial Condition.

Item 2.03.  Creation of a Direct Financial Obligation or an
Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement.

Item 2.05.  Costs Associated with Exit or Disposal Activities.

Section 3 - Securities and Trading Markets

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued
Listing Rule or Standard; Transfer of Listing

Item 3.02.  Unregistered Sales of Equity Securities.

Item 3.03.  Material Modification to Rights of Security Holders.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant's Certifying Accountant.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Section 5 - Corporate Governance and Management

Item 5.01.  Changes in Control of Registrant.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws;
Changes in Fiscal Year.

Item 5.04.  Temporary Suspension of Trading Under Registrant's
Employee Benefit Plans.

Item 5.05. Amendments to Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Section 6 - Reserved

Section 7 - Regulation FD

Item 7.01.  Regulation FD Disclosure.

Section 8 - Other Events.

Item 8.01.  Other Events.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.


The Form 8-K may contain "forward looking" statements or statements which arguably imply or suggest certain things about our future. Statements, which express that we "believe", "anticipate", "expect", or "plan to", as well as, other statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements. We do not intend to update these forward looking statements.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant's Certifying Accountant.


On January 26, 2005 (the "Receipt Date"), by letter (the "Resignation Letter") dated January 19, 2005 and received by the Visual Bible International, Inc. (the "Company") Samuel Klein and Company ("Samuel Klein"), the independent public accountants of the Company resigned. Pursuant to the Resignation Letter, the reason provided by Samuel Klein to the Company for the resignation is the termination of the SEC practice group at Samuel and its inability to continue to service the needs of the Company as a result thereof.

The Company has determined to engage Rotenberg, Meril, Solomon,
Bertiger and Gutilla ("RMSB&G") as its independent public accountants.

The report of Samuel Klein on the financial statements of the Company for the past two (2) years did not contain an adverse opinion or disclaimer of opinion, or modification as to uncertainty, audit scope or accounting principals.

There were no disagreements with Samuel Klein, whether or not resolved, on any matter of accounting principals or practices, financial statements disclosure or auditing scope or procedure. No such disagreement was discussed with the board of directors of the Company (the "Board") or any committee of the Board. Samuel Klein did not advise the Company of the existence of any matter described in Item 304(a)(1)(iv)(B)of Regulation S-B. The Company has authorized Samuel Klein to respond fully to the inquires of RMSB&G.
                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.


                              Visual Bible International, Inc.




February 1, 2005              By: /s/ Maurice Colson
                              ---------------------------------
                              Maurice Colson, Chief Executive Officer




                            Exhibit Index


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Exhibit No.     Description

16.1            Will be filed subsequently by amendment


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